EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cloud Security Corporation, a Nevada corporation, (the “Company”) on Form 10-Q for the period ending November 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Derek Yu, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 17, 2017	By:	/s/ Derek Yu
Derek Yu
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Chairman of the Board